Monthly Certificateholder Statement
                               FASCO Auto Trust 1996-1
                       6.65% Class A Asset-Backed Certificates
                      10.00% Class B Asset-Backed Certificates

Distribution Date                                                    11/15/96
Collection Period                                                       10/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution:
  1  Certificates.
     (a)    The aggregate amount of the distribution
            to Class A Certificateholders on the Distribution
            Date set forth above                                             $2,106,370.84

     (b)    The amount of the distribution set forth in
            paragraph A.1. (a) above in respect of interest                    $443,479.89

     (c)    The amount of the distribution set forth in
            in paragraph A.1. (a) above in respect of principal              $1,662,890.95

     (d)    The amount of the distribution set forth in
            paragraph A.1. (a) above, per  $1,000 interest                          $24.94

     (e)    The amount of the distribution set forth in
            paragraph A.1. (b) above, per $1,000 interest                            $5.25

     (f)    The amount of the distribution set forth in
            paragraph A.1. (c) above, per $1,000 interest                           $19.69

     (g)    The aggregate amount of the distribution to Class B
            Certificateholders on the Distribution Date set forth above
            (given to the Collateral Agent for deposit into the
            Spread Account)                                                    $122,619.90

     (h)    The amount of the distribution set forth in
            paragraph A.1. (g) above in respect of interest                     $35,099.32

     (i)    The amount of the distribution set forth in
            in paragraph A.1. (g) above in respect of principal                 $87,520.58

     (j)    Scheduled Payments due in such Collection Period                 $2,546,928.74

     (k)    Scheduled Payments collected in such
            Collection Period                                                $2,559,467.55

B.Information Regarding the Performance of the Trust.
  1  Pool Balance and Certificate Balances
     (a)    The aggregate Principal Balance of the
            Receivables as of the close of business
            on the last day of the preceding Collection  Period             $84,238,364.13

     (b)    The Class A Certificates Balance as of the close
            of business on the last day set forth
            above, after giving effect to payments
            allocated to principal in paragraph A.1.(c) above               $78,363,554.98

     (c)    The Class B Certificates Balance as of the close
            of business on the last day set forth
            above, after giving effect to payments
            allocated to principal in paragraph A.1.(c) above                $4,124,397.62

     (d)    The Pool factor as of the close of business
            on the last day set forth above                                      0.9278657

  2  Servicing Fee and Purchased Receivables.
     (a)    The aggregate amount of the Servicing Fee
            (exclusive of the Standby Fee paid to the
            Standby Servicer) paid to the Servicer with
            respect to the Collection Period set forth above                   $156,778.51

     (b)    The aggregate amount of the Standby Fee
            paid to the Standby Servicer with respect to the
            Collection Period set forth above.                                   $5,615.89

     (c)    The amount of the payment set forth in
            paragraph B.2. (a) above per $1,000 interest                             $1.86

     (d)    The amount of the payment set forth in
            paragraph B.2. (b) above per $1,000 interest                             $0.07

     (e)    The amount of any unpaid Servicing Fee                                   $0.00

     (f)    The change in the amount of any unpaid
            Servicing Fee from the prior Distribution Date                           $0.00

            The number and aggregate Purchase Amount of
            Receivables that became Purchased Receivables
            during the related Collection Period
                 Number                                                                  9
                 Aggregate Purchase Amount                                     $105,536.25

  3  Payment Shortfalls.
     (a)    The amount of the Class A Interest Carryover shortfall
            after giving effect to the payments set forth in
            paragraph A.1. (b) above                                                 $0.00

     (b)    The amount of the Class A Principal Carryover Shortfall
            after giving effect to the payment set forth in
            paragraph A.1. (c) above                                                 $0.00

     (c)    The amount of the Class B Interest Carryover shortfall
            after giving effect to the payments set forth in
            paragraph A.1. (h) above                                                 $0.00

     (d)    The amount of the Class B Principal Carryover Shortfall
            after giving effect to the payment set forth in
            paragraph A.1. (i) above                                                 $0.00


  4  Payahead Account.
     (a)    The aggregate Payahead Balance on the
            prior Distribution Date                                             $24,401.92

     (b)    Distributions (to) from Collection Account                           $7,557.49
            for Payaheads

     (c)    Interest earned on Payahead Balances                                   $129.84

     (d)    Ending Payahead Account Balance                                     $32,089.25

  5  Spread Account.
     (a)    The Specified Spread Account Balance with
            respect to such Distribution Date and the Spread
            Account Balance on the Distribution Date
            set forth above, after giving effect to
            distributions made on such Distribution Date
                 Specified Spread Account Balance                           $10,517,213.96
                 Spread Account Balance                                      $6,334,392.29

     (b)    The change in the spread account on the Distribution
             Date set forth above                                              $767,313.88

  6  Policy
     (a)    The amount paid to the Certificateholders
            under the Policy for such Distribution Date                              $0.00

     (b)    The amount distributable to the Certificate
            Insurer on such Distribution Date                                   $22,856.04

  7  Losses and Delinquencies.
     (a)    The aggregate amount of Realized Losses on the
            Distribution Date set forth above                                  $143,320.03

     (b)    The change in the aggregate amount of
            Realized Losses from the prior Distribution Date                         $0.00

     (c)    The number of Receivables and the aggregate
            gross amount scheduled to be paid, including
            unearned finance and other charges, for
            which Obligors are delinquent between
            31 and 59 days
                 Number                                                                279
                 Aggregate Gross Amount                                      $3,783,000.00

     (d)    The number of Receivables and the aggregate
            gross amount scheduled to be paid,
            including unearned finance and other
            charges, for which Obligors are delinquent
            60  days or more
                 Number                                                                229
                 Aggregate Gross Amount                                      $3,161,000.00

  8  Performance Triggers
     (a)    Delinquency Ratio                                                         7.02%

     (b)    Average Delinquency Ratio                                                 6.58%

     (c)    Cumulative Default Ratio                                                  2.28%

     (d)    Cumulative Net Loss Ratio                                                 0.18%

     (e)    Is a Portfolio Performance Test violation continuing?                        No

     (f)    Has an Insurance Agreement Event of Default occurred?                        No
CPS Auto Grantor Trust 1995-4
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                      NO
  Deficiency Claim Amount                                                              0.00

Is there a Class B Deficiency?                                                           NO
  Class B Deficiency                                                                   0.00
  Cash Available this month to cover Class B Deficiency                                0.00

Inputs
  Gross Collection Proceeds:                                                  3,272,101.34
  Lock Box NSF Items:                                                          (113,293.56)
  Transfers from (to) Payahead Account:                                          (7,557.49)
  Collection Account Interest                                                    10,447.96
  Payahead Account Interest                                                         129.84
  Total Collection Proceeds:                                                  3,161,828.09
  For Distribution Date:                                                           11/15/96
  For Determination Date:                                                           11/8/96
  For Collection Period:                                                              10/96

  Collateral Activity Information
     Principal
     Beginning Principal Balance                                              84,238,364.13
                      Principal portion of payments collected (non-prepayments)                1,016,278.76
                      Prepayments in full allocable to principal                                 385,808.00
                 Collections allocable to principal                           1,402,086.76
                 Partial prepayments relating to various contracts
                 or policies                                                          0.00
                 Liquidation Proceeds allocable to principal                     99,468.49
                 Purchase Amounts allocable to principal                        105,536.25
                                                                            --------------
            Total Principal                                                   1,607,091.50

            Realized Losses                                                      143,320.03
            Cram Down Losses                                                           0.00

     Ending Principal Balance                                                 82,487,952.60

     Interest
                 Collections allocable to interest                             1,543,188.79
                 Liquidation Proceeds allocable to interest                            0.00
                 Purchase Amounts allocable to interest                                0.00
                 Recoveries from Liquidated Receivables from prior periods           970.00
                                                                             --------------
            Total Interest                                                     1,544,158.79


  Certificate Information
     Beginning of Period Class A Principal Balance                            80,026,445.93
     Beginning of Period Class B Principal Balance                             4,211,918.20

  Miscellaneous Balances
     Beginning of Period Spread Account Balance                                5,567,078.41
     Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)        16,381.24
     Aggregate Payahead Balance                                                   31,959.41
     Aggregate Payahead Balance for preceding Distribution Date                   24,401.92
     Interest Earned on Payahead Balances                                            129.84
     Scheduled Payments due in Collection Period                               2,546,928.74
     Scheduled Payments collected in Collection Period                         2,559,467.55
     Aggregate Amount of Realized Losses for preceding Distribution Date         143,320.03

  Miscellaneous Current Expenses
     Trustee's out-of-pocket expenses                                                  0.00
     Collateral Agent's expenses                                                       0.00
     Transition Expenses to Standby Servicer                                           0.00
     Transition Expenses to successor Servicer                                         0.00
     Other Reimbursement Obligations to Certificate Insurer (non-Premium)              0.00

  Miscellaneous Unpaid Amounts from Prior Collection Periods
     Unpaid Standby Fee from prior Collection Periods                                  0.00
     Unpaid Servicing Fee from prior Collection Periods                                0.00
     Unpaid Trustee Fee from prior Collection Periods                                  0.00
     Unpaid Trustee's out-of-pocket expenses from prior Collection Periods             0.00
     Unpaid Collateral Agent  Fee from prior Collection Periods                        0.00
     Unpaid Collateral Agent Expenses from prior Collection Periods                    0.00

  Delinquency Information                                                                    Aggregate Gross
                                                                                                  Amount
                                                                           # of Receivables   of Receivables
     31 - 59 days delinquent                                                            279    3,783,000.00
     60+ days delinquent                                                                229    3,161,000.00


  Purchased Receivables                                                                         Aggregate
                                                                                               Purchase Amt
                                                                           # of Receivables   of Receivables
                                                                                          9      105,536.25

  Information for Portfolio Performance Tests
     Principal Balance of all Receivables delinquent more than 30 days as of the close of business on the last day of the related
            Collection Period.                                                 6,944,000.00
     Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related
            Collection Period and that were delinquent 30 days or more.          105,536.25
     Principal Balance of all Receivables that became Defaulted Receivables
            during the related Collection Period.                                896,117.01

     Delinquency Ratio for second preceding Determination Date                        7.34%
     Delinquency Ratio for third preceding Determination Date                         5.37%

     Cumulative Defaults for preceding Determination Date                      1,130,225.00

     Cumulative Net Losses for preceding Determination Date                       14,042.00


     Is a Portfolio Performance Test violation continuing? (Y/N)                         N
     Has an Insurance Agreement Event of Default occurred? (Y/N)                         N

Calculations

  Total Distribution Amount
                 All collections on receivables (incl. amts from payahead, excl.
                 amounts deposited into payahead)                             2,945,275.55
                 Liquidation Proceeds                                            99,468.49
                 Recoveries                                                         970.00
                 Purchase Amounts                                               105,536.25
                 Certificate Insurer Optional Deposit pursuant to
                 Section 4.11(iii)                                                    0.00
                 Investment earnings from Collection Account                     10,447.96
                 Investment earnings from Payahead Account                          129.84
                                                                            --------------
     Total Distribution Amount                                                3,161,828.09


  Distributable Amount
     Principal Distributable Amount
                 Principal portion of payments collected (non-prepayments)    1,016,278.76
                 Prepayments in full allocable to principal                     385,808.00
                 Principal Balance of Liquidated Receivables                    242,788.52
                 Purchase Amounts allocable to principal                        105,536.25
                 Cram Down Losses                                                     0.00
                                                                            --------------
            Principal Distributable Amount                                    1,750,411.53

     Class A Principal Distributable Amount
            Principal Distributable Amount                                    1,750,411.53
            Times Class A Percentage (95%)                                             95%
                                                                            --------------
                                                                              1,662,890.95
            Certificate Insurer Optional Deposit: Class A Prin
            Distributable Amt.                                                        0.00
                                                                            --------------
            Class A Principal Distributable Amount                            1,662,890.95

     Class A Interest Distributable Amount
            Beginning of Period Principal Balance of the Certificates        80,026,445.93
            Multiplied by Certificate Pass-Through Rate                              6.65%
            Multiplied by 30/360, or for the first Distribution Date,
            by 17/360                                                            0.0833333
                                                                            --------------
            Class A Interest Distributable Amount                               443,479.89


     Class B Principal Distributable Amount
            Principal Distributable Amount                                    1,750,411.53
            Times Class B Percentage (5%)                                               5%
                                                                            --------------
            Class B Principal Distributable Amount                               87,520.58

     Class B Interest Distributable Amount
            Beginning of Period Principal Balance of the Certificates         4,211,918.20
            Multiplied by Certificate Pass-Through Rate                             10.00%
            Multiplied by 30/360, or for the first Distribution Date,
            by 17/360                                                            0.0833333
                                                                            --------------
            Class B Coupon Interest Amount                                       35,099.32

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                            0.00
Interest on Class B Principal Carryover Shortfall                                     0.00
                                                                            --------------
                                                                                      0.00

Class B Interest Carryover Shortfall from previous period                             0.00
Interest on Class B Interest Carryover Shortfall                                      0.00
                                                                            --------------
                                                                                      0.00

Class A Principal Carryover Shortfall from previous period                            0.00
Interest on Class A Principal Carryover Shortfall                                     0.00
                                                                            --------------
                                                                                      0.00

Class A Interest Carryover Shortfall from previous period                             0.00
Interest on Class A Interest Carryover Shortfall                                      0.00
                                                                            --------------
                                                                                      0.00


Calculations

  Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                 Use
                                                                            --------------
     (i)    Standby Fee                                                           5,615.89
            Servicing Fee (2.0%)                                                140,397.27
            Additional Servicing Fee Amounts (late fees, prepayment
            charges, etc.)                                                       16,381.24
            Unpaid Standby Fee from prior Collection Periods                          0.00
            Unpaid Servicing Fee from prior Collection Periods                        0.00
     (ii)   Transition Expenses to Standby Servicer                                   0.00
     (iii)  Trustee Fee                                                           1,052.98
            Trustee's out-of-pocket expenses                                          0.00
            Unpaid Trustee Fee from prior Collection Periods                          0.00
            Unpaid Trustee's out-of-pocket expenses from prior
            Collection Periods                                                        0.00
     (iv)   Collateral Agent Fee                                                  1,052.98
            Collateral Agent Expenses                                                 0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                 0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods            0.00
     (v)    Class A Interest Distributable Amount                               443,479.89
            Class A Interest Carryover Shortfall                                      0.00
     (vi)   Class B Coupon Interest                                              35,099.32
            Class B Carryover Interest                                                0.00
     (vii)  Class A Principal Distributable Amount                            1,662,890.95
            Class A Principal Carryover Shortfall                                     0.00
     (viii) Certificate Insurer Premium                                          22,856.04
            Certificate Insurer Premium Supplement                                    0.00
            Other Reimbursement Obligations to Certificate Insurer                    0.00
     (ix)   Transition Expenses to successor Servicer                                 0.00
     (x)    Class B Principal Distributable Amount - Unadjusted                  87,520.58
            Current Month Class B Principal Carryover Shortfall                       0.00
            Class B Principal Carryover Shortfall - Previous Month(s)                 0.00
            Adjusted Class B Principal Distributable Amount                      87,520.58
     (xi)   Remaining amounts to Collateral Agent for deposit in
            Spread Account                                                      745,480.95


  Certificate Balance
     Class A Beginning of Period Principal Balance                           80,026,445.93
            Class A Principal Distributions                                   1,662,890.95
     Class A End of Period Principal Balance                                 78,363,554.98

     Class B Beginning of Period Principal Balance                            4,211,918.20
            Class B Principal Distributable Amount                               87,520.58
     Class B End of Period Principal Balance                                  4,124,397.62

Carryover Shortfalls After Current Distributions
Class B principal Carrryover Shortfall
the excess if any, of
  the sum of
     Class B Principal Distributable Amount                                      87,520.58
     Class B Principal Carryover Shortfall                                            0.00
  over
     amount actually distributed as principal                                    87,520.58
                                                                            --------------
                                                                                      0.00
Class B Interest Carrryover Shortfall
the excess if any, of
  the sum of
     Class B Coupon Interest Amount                                              35,099.32
     Class B Interest Carryover Shortfall                                             0.00
  over
     amount actually distributed as interest                                     35,099.32
                                                                            --------------
                                                                                      0.00
Class A principal Carrryover Shortfall
the excess if any, of
  the sum of
     Class A Principal Distributable Amount                                   1,662,890.95
     Class A Principal Carryover Shortfall                                            0.00
  over
     amount actually distributed as principal                                 1,662,890.95
                                                                            --------------
                                                                                      0.00
Class A Interest Carrryover Shortfall
the excess if any, of
  the sum of
     Class A Interest Distributable Amount                                      443,479.89
     Class A Interest Carryover Shortfall                                             0.00
  over
     amount actually distributed as interest                                    443,479.89
                                                                            --------------
                                                                                      0.00

Deficiency Claim Amount
 (i) Total Distribution Amount                                                3,161,828.09
 (ii)Amounts payable pursuant to Section 4.6(c) (i) - (ix)                    2,328,826.56
     If (i) is less than (ii), there is a Deficiency Claim Amount                       NO
     Deficiency Claim Amount                                                          0.00

Class B Deficiency
 (i) Amounts available to make payments pursuant to
     Section 4.6(c) (vi) and (x)                                                122,619.90
 (ii)Amounts payable pursuant to Section 4.6(c) (vi) and (x)                    122,619.90
     If (i) is less than (ii), there is a Class B Deficiency                            NO
     Class B Deficiency                                                               0.00


Calculations
     Performance Measures
            Calculation of Delinquency Ratio (Current Period)
                 Delinquency Amount
                      Receivables more than 30 days delinquent                6,944,000.00
                      Purchased receivables more than 30 days delinquent        105,536.25
                                                                            --------------
                      Total                                                   7,049,536.25

                 Aggregate Gross Principal Balance as of the close of       100,374,064.04
                      business on the last day of the Collection Period.
            Delinquency Ratio                                                         7.02%

            Calculation of Average Delinquency Ratio
                 Delinquency Ratio for most recent Determination Date                 7.02%
                 Delinquency Ratio for second preceding Determination Date            7.34%
                 Delinquency Ratio for third preceding Determination Date             5.37%
                                                                            ---------------
            Average Delinquency Ratio                                                 6.58%                         6.58%

            Calculation of Cumulative Default Ratio
                 Default Amount
                      Principal Balance of Previously Defaulted Receivables   1,130,225.00
                      Current Period Defaulted Receivables                      896,117.01
                                                                            --------------
                      Total                                                   2,026,342.01

                      Cumulative Defaulted Receivables                        2,026,342.01
                      Original Pool Balance                                  88,900,750.37

            Cumulative Default Ratio                                                  2.28%

            Calculation of Cumulative Net Loss Ratio
                 Calculation of Net Liquidation Losses
                      Principal Balance plus accrued and unpaid interest of
                             Liquidated Receivables                             242,788.52

                      Cram Down Losses                                                0.00
                      Net Liquidation Proceeds                                 (100,438.49)
                                                                            --------------
                      Net Liquidation Losses                                    142,350.03
                      Cumulative Previous Net Losses                             14,042.00
                                                                            --------------
                      Cumulative Net Losses                                     156,392.03
                      Original Pool Balance                                  88,900,750.37

            Cumulative Net Loss Ratio                                                 0.18%


  Spread Account
     Spread Account Cap
                 12.75% of Outstanding Certificate Balance                                   10,517,213.96
                 15% of Outstanding Certificate Balance                                      12,373,192.89
                 Is a Portfolio Performance Test violation continuing? (Y/N)                             N
                 Has an Insurance Agreement Event of Default occurred? (Y/N)                             N
                                                                                             -------------
            Cap Amount                                                       10,517,213.96

     Spread Account Floor
                 3.5% of the Initial Certificate Balance                                      3,111,526.26
                 Outstanding Certificate Balance                                             82,487,952.60
                 Minimum Floor                                                                  100,000.00
                                                                                             -------------
            Floor Amount                                                      3,111,526.26

     Required Spread Account Amount                                          10,517,213.96
     Beginning of Period Spread Account Balance                               5,567,078.41
     Spread Account Deposit (Withdrawal) from Current Distributions             745,480.95
     Transfer (to) from Cross-Collateralized Spread Accounts                          0.00
     Required addition to/(eligible withdrawal from) Spread Account           4,204,654.60
     Earnings on Spread Account Balance                                          21,832.93
     Amount of Spread Account deposit (withdrawal)                                    0.00
     Ending Spread Account Balance                                            6,334,392.29

IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                             CONSUMER PORTFOLIO SERVICES, INC.

                      By: /s/ Richard P. Trotter
                          ----------------------------------------

                      Name:              Richard P. Trotter
                          ----------------------------------------

                      Title: Senior Vice President
                          --------------------------------------------------